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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2000-A Owner Trust
    As of and for the period from June 1, 2000 through September 30, 2000

Principal Distributions
Class A1                                       178,937,592.85
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     178,937,592.85

Interest Distributions
Class A1                                         6,176,416.95
Class A2                                         6,514,800.01
Class A3                                        11,265,419.99
Class A4                                         5,993,218.77
                                             ----------------
     Total                                      29,949,855.72

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                       195,168,407.15
Class A2                                       305,000,000.00
Class A3                                       523,000,000.00
Class A4                                       277,079,000.00
                                             ----------------
     Total                                   1,300,247,407.15

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2000-A Owner Trust
    As of and for the period from June 1, 2000 through September 30, 2000


Credit Loss Amounts
Cumulative Credit Loss Amounts                     669,152.80
Reimbursed Credit Loss Amounts                     669,152.80

Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    4,838,527.12

Payments Ahead                                     348,016.39
Change in Payments Ahead from the
     previous year - increase/(decrease)           348,016.39
Servicer Advances                                4,001,944.49
Change in Servicer Advances from
     previous year - increase/(decrease)         4,001,944.49

Reserve Fund                                    10,094,964.02
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00